UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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CNL Healthcare Properties, Inc.

(Name of Registrant as Specified In Its Charter)

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Subject: CNL Healthcare Properties 2016 Proxy

May 2016

Dear Financial Advisor:

On April 29, 2016, CNL Healthcare Properties (the REIT) mailed the following information to stockholders of record as of March 31, 2016.

–	Notice of Annual Meeting of Stockholders and Proxy Statement

–	2015 Annual Report with Form 10-K

Copies of these materials were also mailed to the listed financial advisor during the same time period. The Notice of Annual Meeting of Stockholders and Proxy Statement, and Form 10-K for the fiscal year ended December 31, 2015, can be accessed by visiting SEC.gov.

Only stockholders of record on March 31, 2016 will be entitled to notice of, and to vote at the meeting.

Proxy Information

•	Annual Meeting of Stockholders: June 22, 2016, 9:30 a.m. Eastern time.

•	Proposals: Please note that there are more proposals on this year’s ballot as compared to last year’s.

¡	Election of five directors, each for a term expiring at the 2017 annual meeting of stockholders and until his successor is duly elected and qualifies.

¡	Amendment of our charter to remove certain provisions regarding stockholder voting and access to records.

¡	Amendment of our charter to remove provisions regarding roll-ups.

¡	Amendment of our charter to delete certain restrictions or exculpation and indemnification of, and advancement of expenses to, our directors and officers and replace them with provisions of applicable Maryland law.

¡	Amendment of our charter to clarify that holders of our common shares shall not have the rights of objecting stockholders under Title 3, Subtitle 2 of the MGCL and to delete the prohibition on electing to be subject to Title 3, Subtitle 8 of the MGCL.

¡	To ratify PricewaterhouseCoopers LLP as CNL Healthcare Properties’ independent registered certified public accounting firm for the fiscal year ending December 31, 2013.

¡	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Summary of Proxy Proposals

•	As of September 30, 2015, the REIT closed its offering and is no longer offering shares for sale/raising capital in a primary public offering and does not intend to raise additional capital publicly as an unlisted company in the future. At the time that the REIT’s charter was drafted, the REIT was required to register its initial public offering with the state securities administrators in each state in which it offered securities for sale, as a result of which the REIT was subject to certain standards set forth in the Statement of Policy Regarding Real Estate Investment Trusts promulgated by the North American Securities Administrators Association, Inc. (the NASAA REIT Guidelines).

•	The REIT’s charter, therefore, includes a number of limitations that are imposed by the NASAA REIT Guidelines that are not required by the Maryland General Corporation Law (the MGCL). Some of these provisions impose an administrative burden on the REIT and could put the REIT at a competitive disadvantage to its competitors whose charters do not contain these restrictions. Some of the proposals are also not typical in charters of corporations organized under the MGCL. Since the offering has closed, the REIT believes that these provisions may be amended or removed.

•	When the board of directors explores various ways to provide liquidity to its stockholders, removal of these provisions would provide greater flexibility in implementing the REIT’s business plan, advancing strategic alternatives to provide liquidity to stockholders and would allow the board of directors to quickly respond to opportunities.

Proxy solicitation will be provided by Broadridge Investor Communication Solutions. Please review the materials and encourage your clients who are stockholders in CNL Healthcare Properties to cast their vote.

For additional information, please refer to this proxy explanation document and to the REIT’s Definitive Proxy Statement filed April 18, 2016, with the U.S. Securities and Exchange Commission (SEC), contact your sales representative directly or call CNL Client Services at 800-650-0650, option 2.

See SEC filing or offering documents for complete details. This information is derived from the issuer’s public filings and does not replace or supersede any information provided therein.

Cautionary Note Regarding Forward-Looking Statements

Forward-looking statements are based on current expectations and may be identified by words such as believes, anticipates, expects, may, will, continues, could and terms of similar substance, and speak only as of the date made. Actual results could differ materially due to risks and uncertainties that are beyond the REIT’s ability to control or accurately predict. The reader should not place undue reliance on forward-looking statements.

The information above contains forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The REIT intends that such forward-looking statements be subject to the safe harbor created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the REIT’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Although the REIT believes that the expectations reflected in its forward-looking statements are based upon reasonable assumptions, actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors. Given these uncertainties, the REIT cautions you not to place undue reliance on such statements. For further information regarding risks and uncertainties associated with the REIT’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of the REIT’s documents filed from time to time with the Securities and Exchange Commission, including, but not limited to, the REIT’s annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained from the REIT’s website at CNLHealthcareProperties.com. The REIT undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

CNL Healthcare Properties’ 2016 Proxy Explanation

May 2016

This document is not intended to replace the information outlined in the Notice of Annual Meeting of Stockholders and Proxy Statement, filed April 18, 2016. The summaries below are presented to assist in understanding the intent and impact of the proxy proposals.

Proposals 2A through 2D require a majority (50.01% – absolute majority) of the outstanding shares entitled to vote at the 2016 meeting.

Proposal No.	Proposal Description	Explanation
1	Election of five directors, each for a term expiring at the 2017 annual meeting of stockholders and until his successor is duly elected and qualifies.	–	The following individuals have been nominated: Thomas K. Sittema, Stephen H. Mauldin, J. Chandler Martin, Michael P. Haggerty, and J. Douglas Holladay
–

As part of CNL Financial Group’s continued business strategy and leadership succession plan, James Seneff has not been re-nominated to stand for re-election for the board of directors. Tom Sittema has been nominated for chairman of the board and Stephen Mauldin has been nominated to take Tom’s place as vice chairman of the board.

		–	James Seneff remains involved with the business as executive chairman of CNL Financial Group.
2A	Amendment of our charter to remove certain provisions regarding stockholder voting and access to records.	–	Stockholders of a majority of the REIT’s common stock would need to provide written request to call a special meeting of stockholders, which may be more difficult than it is under the current charter.
–

This higher threshold increases the chances that a potential buyer of the REIT will need to negotiate with the REIT’s board of directors and gives the board of directors the ability to maximize stockholder value in a change-of-control transaction. It also reduces the risk that the REIT would incur significant board and management time and expenses related to a special meeting that reflects the interests of only a minority of the REIT’s stockholders.

		–	The proposed changes conform the REIT’s charter to the requirements of the MGCL, which states that the company’s board of directors must first declare it advisable to dissolve the REIT or amend the charter before stockholders can do the same.

		–	Currently, any stockholder may request a copy of the stockholder list. The amendment will conform the REIT’s charter to the rights provided under the MGCL, which provides that only stockholders of record for at least 6 months and owning at least 5 percent of the outstanding shares can request the stockholder list. The revision will protect stockholders’ privacy and reduce the REIT’s exposure to potentially exploitive third-party mini tender offers.

		–	The board of directors believes it is in the best interest of the REIT to amend the charter, but the changes could discourage others from trying to acquire the REIT, which may reduce stockholders’ ability to liquidate their investment and make it more difficult to communicate with each other to influence management decisions.
2B	Amendment of our charter to remove provisions regarding roll-ups.	–	A roll-up transaction is one in which stockholders must exchange their shares for securities of another entity, if that entity’s securities are not or have not been listed on a national securities exchange for at least 12 months. Under the current charter, stockholders can vote against a roll-up transaction and if they do so, they must be given a choice to either (a) accept the securities of the roll-up entity or (b) either (i) remain stockholders of the REIT and keep their interest based on their existing terms or (ii) receive cash equal to their proportionate share of the appraised value of the REIT. Also, under the current charter, if stockholders reject a roll-up transaction, the costs of the roll-up transaction may not be a REIT expense. These roll-up provisions were included in the REIT’s charter as mandated by the NASAA REIT Guidelines.

		–	The board of directors believes that the proposed amendment to remove any reference to roll-up transactions in the REIT’s charter will provide greater flexibility to the REIT when considering liquidity options if they are not limited by complex and restrictive limitations on potential roll-up exchanges or combination.

		–	Removing any reference to a roll-up transaction in the charter will remove the rights of the REIT’s stockholders provided by the current REIT charter with respect to roll-up transactions, though stockholders will continue to have the right under the MGCL and our charter to approve mergers and sales of all or substantially all of our assets.
2C	Amendment of our charter to delete certain restrictions or exculpation and indemnification of, and advancement of expenses to, our directors and officers and replace them with provisions of applicable Maryland law.	–	Consistent with the NASAA REIT Guidelines, the REIT’s charter currently includes many restrictions on exculpation and indemnification that are not contained in the MGCL. The amendment is being proposed to (1) conform the REIT’s charter to the MGCL, which allows a company to include a provision limiting the liability of directors and officers to the company and stockholders and (2) to retain and attract qualified experienced officers and directors.

		–	Litigation involving companies that are exploring strategic alternatives or liquidity events is quite common. The amendment will provide directors and officers the maximum coverage allowable under Maryland law for exculpation, indemnification and advancement of expenses related to litigation.

		–	The amendment would increase potential defense costs, and the possibility that the REIT and its stockholders will not recover monetary damages from directors or officers, if they fail to meet the statutory standard of conduct due to negligence or misconduct under Maryland law.
2D	Amendment of our charter to clarify that holders of our common shares shall not have the rights of objecting stockholders under Title 3, Subtitle 2 of the MGCL and to delete the prohibition on electing to be subject to Title 3, Subtitle 8 of the MGCL.	–	The REIT is registered in the state of Maryland and is governed by the MGCL. Under Section 3 of Title 3, Subtitle 8 of the MGCL, a Maryland company with a class of equity securities registered under the Exchange Act with at least three independent directors may elect to be subject to any or all five of the provisions of Title 3, subtitle 8.
			–	Title 3, Subtitle 8 relates to the vote required to remove a director and the percentage of stockholders needed to call a stockholder-requested special meeting.
–

The current REIT charter (in Section 8.12) prohibits electing to be subject to certain provisions of Title 3, Subtitle 8. It is not typical for the charter of a Maryland company to exclude a Subtitle 8 election.

			–	Keeping the REIT’s charter as is will put the REIT at a competitive disadvantage relative to its competitors whose charters exclude that prohibition.
		–	Under Title 3, Subtitle 2 of the MGCL, a company’s charter may explicitly provide that stockholders are not entitled to exercise the rights of an objecting stockholder.

			–	The proposed revisions will amend the section of the REIT’s charter, which currently states that common stock will have no appraisal rights, so that it explicitly references rights of an objecting stockholder under Title 3, Subtitle 2 of the MGCL.

			–	The board of directors believes this change is consistent with the REIT’s original intention and will be advantageous in connection with exploration of liquidity events by eliminating any uncertainty about whether a liquidity event will be subject to stockholder appraisal rights.

3	Ratification of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2016.	–	The board of directors appointed PricewaterhouseCoopers as the REIT’s independent public accounting firm for 2013. Although not required, the Board believes stockholder ratification of this appointment is a good corporate practice, because the audit of the books and records is a matter of importance to stockholders. If the stockholders do not ratify the appointment of PricewaterhouseCoopers, the Audit Committee will reconsider the appointment; however, it still may elect to retain PwC. Even if the appointment is ratified, the Audit Committee has the power to change the appointment at any time if it determines that such a change would be in the REIT’s best interest.
4	Transaction of such other business as may properly come before the 2016 Annual Meeting or any adjournment or postponement thereof.

For additional information, please refer to the REIT’s Definitive Proxy Statement filed April 18, 2016, with the U.S. Securities and Exchange Commission (SEC), contact your sales representative directly or call CNL Client Services at 800-650-0650, option 2.

See SEC filing or offering documents for complete details. This information is derived from the issuer’s public filings and does not replace or supersede any information provided therein.

Cautionary Note Regarding Forward-Looking Statements

Forward-looking statements are based on current expectations and may be identified by words such as believes, anticipates, expects, may, will, continues, could and terms of similar substance, and speak only as of the date made. Actual results could differ materially due to risks and uncertainties that are beyond the REIT’s ability to control or accurately predict. The reader should not place undue reliance on forward-looking statements.

The information above contains forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The REIT intends that such forward-looking statements be subject to the safe harbor created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the REIT’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Although the REIT believes that the expectations reflected in its forward-looking statements are based upon reasonable assumptions, actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors. Given these uncertainties, the REIT cautions you not to place undue reliance on such statements. For further information regarding risks and uncertainties associated with the REIT’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of the REIT’s documents filed from time to time with the Securities and Exchange Commission, including, but not limited to, the REIT’s annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained from the REIT’s website at CNLHealthcareProperties.com. The REIT undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances or to reflect the occurrence of unanticipated events.